UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2007

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

           NEW JERSEY                                  22-1737915
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 18, 2007, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal year ended December 31, 2006. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit    Press Release of First  Montauk  Financial  Corp. dated
      99.1      April 18, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST MONTAUK FINANCIAL CORP.


                                           By:   /s/ Victor K. Kurylak
                                              -----------------------------
                                              Name:  Victor K. Kurylak
                                              Title: Chief Executive Officer
                                              Date:  April 20, 2007


                                  EXHIBIT INDEX

    Exhibit
     Number        Description
    -------        -----------

      99.1         Press Release dated April 18, 2007